                                                                    EXHIBIT 24.1

                                 OM GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-3
                        POWER OF ATTORNEY FOR DIRECTORS

     The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, together with any and all subsequent amendments thereto (the "Registration Statement"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael
J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all other documents to be filed with the Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 21st day of March, 1997.

                                              /s/  Markku Toivanen

                                             -----------------------------------

                                                                    EXHIBIT 24.1

                                 OM GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-3
                        POWER OF ATTORNEY FOR DIRECTORS

     The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, together with any and all subsequent amendments thereto (the "Registration Statement"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael
J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all other documents to be filed with the Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 21st day of March, 1997.

                                              /s/  Eugene Bak

                                             -----------------------------------

                                                                    EXHIBIT 24.1

                                 OM GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-3
                        POWER OF ATTORNEY FOR DIRECTORS

     The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, together with any and all subsequent amendments thereto (the "Registration Statement"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael
J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all other documents to be filed with the Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 21st day of March, 1997.

                                              /s/  Lee R. Brodeur

                                             -----------------------------------

                                                                    EXHIBIT 24.1

                                 OM GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-3
                        POWER OF ATTORNEY FOR DIRECTORS

     The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, together with any and all subsequent amendments thereto (the "Registration Statement"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael
J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all other documents to be filed with the Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 21st day of March, 1997.

                                              /s/  Thomas R. Miklich

                                             -----------------------------------

                                                                    EXHIBIT 24.1

                                 OM GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-3
                        POWER OF ATTORNEY FOR DIRECTORS

     The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, together with any and all subsequent amendments thereto (the "Registration Statement"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael
J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all other documents to be filed with the Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 21st day of March, 1997.

                                              /s/  John E. Mooney

                                             -----------------------------------

                                                                    EXHIBIT 24.1

                                 OM GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-3
                        POWER OF ATTORNEY FOR DIRECTORS

     The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, together with any and all subsequent amendments thereto (the "Registration Statement"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael
J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all other documents to be filed with the Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 21st day of March, 1997.

                                              /s/  Frank Butler

                                             -----------------------------------